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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    October 17, 2002

DPL INC.
(Exact name of registrant as specified in its charter)

OHIO	1-9052	31-1163136
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1065 WOODMAN DRIVE, DAYTON, OHIO	45432
(Address of principal executive offices)	(Zip Code)

937-224-6000
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Item 5.    Other Events

        DPL Inc. issued a news release, dated October 16, 2002, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

    Exhibit 99        News Release of DPL Inc., dated October 16, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DPL INC. (Registrant)
Date:	October 17, 2002	/s/ ELIZABETH M. MCCARTHY Elizabeth M. McCarthy Group Vice President and CFO

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES